Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended
	September 30, 2010	September 30, 2009

	(In Millions, Except Per Share Amounts)

Revenues:
Timber	$429	$414
Real Estate	181	419
Manufacturing	208	189
Other	16	14

Total Revenues	834	1,036

Costs and Expenses:
Cost of Goods Sold:
Timber	317	326
Real Estate	69	179
Manufacturing	184	205
Other	1	1

Total Cost of Goods Sold	571	711
Selling, General and Administrative	70	75

Total Costs and Expenses	641	786

Other Operating Income (Expense), net	9	—

Operating Income	202	250

Equity Earnings from Timberland Venture	44	43

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	59	69
Interest Expense (Note Payable to Timberland Venture)	43	43

Total Interest Expense, net	102	112

Gain on Extinguishment of Debt	—	1

Income before Income Taxes	144	182

(Benefit) Provision for Income Taxes	1	(26)

Income From Continuing Operations	143	208

Gain on Sale of Properties, net of tax	11	—

Net Income	$154	$208

Per Share Amounts:

Income From Continuing Operations - Basic	$0.88	$1.27
Income From Continuing Operations - Diluted	$0.88	$1.27

Net Income per Share - Basic	$0.95	$1.27
Net Income per Share - Diluted	$0.94	$1.27

Weighted Average Number of Shares Outstanding
- Basic	162.2	163.5
- Diluted	162.5	163.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	September 30, 2010	September 30, 2009

	(In Millions, Except Per Share Amounts)

Revenues:
Timber	$145	$152
Real Estate	39	73
Manufacturing	70	65
Other	5	4

Total Revenues	259	294

Costs and Expenses:
Cost of Goods Sold:
Timber	108	120
Real Estate	18	51
Manufacturing	62	65
Other	—	—

Total Cost of Goods Sold	188	236
Selling, General and Administrative	20	20

Total Costs and Expenses	208	256

Other Operating Income (Expense), net	—	—

Operating Income	51	38

Equity Earnings from Timberland Venture	15	14

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	20	22
Interest Expense (Note Payable to Timberland Venture)	14	14

Total Interest Expense, net	34	36

Income before Income Taxes	32	16

Benefit for Income Taxes	—	(3)

Net Income	$32	$19

Per Share Amounts:

Net Income per Share - Basic	$0.20	$0.12
Net Income per Share - Diluted	$0.20	$0.12

Weighted Average Number of Shares Outstanding
- Basic	161.6	162.8
- Diluted	161.8	162.9

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2010	December 31, 2009

	(In Millions, Except Per Share Amounts)

ASSETS

Current Assets:
Cash and Cash Equivalents	$267	$299
Accounts Receivable	31	24
Taxes Receivable	1	15
Inventories	46	46
Deferred Tax Asset	7	6
Assets Held for Sale	99	115
Other Current Assets	18	14

	469	519

Timber and Timberlands, net	3,436	3,487
Property, Plant and Equipment, net	148	156
Equity Investment in Timberland Venture	189	201
Deferred Tax Asset	12	14
Investment in Grantor Trusts (at Fair Value)	32	33
Other Assets	35	38

Total Assets	$4,321	$4,448

LIABILITIES

Current Liabilities:
Current Portion of Long-Term Debt	$51	$55
Line of Credit	320	—
Accounts Payable	32	32
Interest Payable	34	25
Wages Payable	16	20
Taxes Payable	20	14
Deferred Revenue	28	16
Other Current Liabilities	10	21

	511	183

Long-Term Debt	1,577	1,625
Line of Credit	—	320
Note Payable to Timberland Venture	783	783
Other Liabilities	79	71

Total Liabilities	2,950	2,982

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares -300.6, outstanding (net of Treasury Stock) - 161.6 at September 30, 2010, and 162.8 at December 31, 2009	2	2
Additional Paid-In Capital	2,241	2,233
Retained Earnings	59	110
Treasury Stock, at cost, Common Shares - 26.2 at September 30, 2010, and 24.8 at December 31, 2009	(911)	(860)
Accumulated Other Comprehensive Income (Loss)	(20)	(19)

Total Stockholders’ Equity	1,371	1,466

Total Liabilities and Stockholders’ Equity	$4,321	$4,448

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	September 30, 2010	September 30, 2009

	(In Millions)
Cash Flows From Operating Activities:
Net Income	$154	$208
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2009)	72	85
Basis of Real Estate Sold	57	139
Equity Earnings from Timberland Venture	(44)	(43)
Distributions from Timberland Venture	56	53
Deferred Income Taxes	1	(21)
Gain on Sales of Properties and Other Assets	(13)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	5	(5)
Pension Plan Contributions	(4)	(8)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	48
Income Tax Receivable	14	17
Other Working Capital Changes	(2)	12
Other	16	7

Net Cash Provided By Operating Activities	312	492

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(51)	(45)
Timberlands Acquired	—	(1)
Proceeds from Sales of Properties and Other Assets	13	1
Other	1	(1)

Net Cash Used In Investing Activities	(37)	(46)

Cash Flows From Financing Activities:
Dividends	(205)	(207)
Borrowings on Line of Credit	1,505	695
Repayments on Line of Credit	(1,505)	(662)
Principal Payments and Retirement of Long-Term Debt	(53)	(203)
Proceeds from Stock Option Exercises	2	—
Acquisition of Treasury Stock	(51)	(87)

Net Cash Used In Financing Activities	(307)	(464)

Increase (Decrease) In Cash and Cash Equivalents	(32)	(18)
Cash and Cash Equivalents:
Beginning of Period	299	369

End of Period	$267	$351

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	September 30, 2010	September 30, 2009

	(In Millions)
Cash Flows From Operating Activities:
Net Income	$32	$19
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization	24	28
Basis of Real Estate Sold	14	21
Equity Earnings from Timberland Venture	(15)	(14)
Distribution from Timberland Venture	28	28
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(1)	(1)
Pension Plan Contributions	(4)	(8)
Working Capital Changes Impacting Cash Flow:
Other Working Capital Changes	19	20
Other	8	5

Net Cash Provided By Operating Activities	105	98

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(20)	(17)
Timberlands Acquired	—	(1)
Other	1	—

Net Cash Used In Investing Activities	(19)	(18)

Cash Flows From Financing Activities:
Dividends	(69)	(69)
Borrowings on Line of Credit	368	264
Repayments on Line of Credit	(368)	(206)
Principal Payments and Retirement of Long-Term Debt	—	(65)

Net Cash Used In Financing Activities	(69)	(76)

Increase (Decrease) In Cash and Cash Equivalents	17	4
Cash and Cash Equivalents:
Beginning of Period	250	347

End of Period	$267	$351

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Nine Months 2010	Nine Months 2009
	(In Millions)

Revenues:
Northern Resources	$162	$155
Southern Resources	280	266
Real Estate	181	419
Manufacturing	208	189
Other	16	14
Eliminations	(13)	(7)

Total Revenues	$834	$1,036

Operating Income (Loss)
Northern Resources	$12	$(2)
Southern Resources	79	64
Real Estate	107	234
Manufacturing	21	(23)
Other (A)	20	13
Other Costs and Eliminations, net	(37)	(36)

Total Operating Income	$202	$250

(A)

During the first quarter of 2010, the company agreed to terminate a land lease for consideration of $5 million from the lessor. The land lease had been accounted for as an operating lease. The $5 million consideration is reported as Other Operating Gain/(Loss) in our Other Segment since the consideration was primarily for the release of mineral rights. The $5 million is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Third Quarter 2010	Third Quarter 2009
	(In Millions)

Revenues:
Northern Resources	$57	$63
Southern Resources	93	94
Real Estate	39	73
Manufacturing	70	65
Other	5	4
Eliminations	(5)	(5)

Total Revenues	$259	$294

Operating Income (Loss)
Northern Resources	$5	$3
Southern Resources	25	21
Real Estate	19	20
Manufacturing	7	(1)
Other	5	4
Other Costs and Eliminations, net	(10)	(9)

Total Operating Income	$51	$38

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2010				2009
		1st Qtr	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$23	$23	$23	$23	$24	$22	$22	$21	$22
Pulpwood	$/Ton Stumpage	$13	$12	$11	$12	$11	$9	$9	$10	$10
Northern Resources
Sawlog	$/Ton Delivered	$59	$66	$66	$63	$57	$50	$56	$56	$55
Pulpwood	$/Ton Delivered	$38	$38	$39	$38	$43	$38	$38	$38	$40
Lumber (1)	$/MBF	$501	$522	$490	$505	$374	$340	$448	$477	$397
Plywood (1)	$/MSF	$352	$397	$388	$379	$362	$353	$361	$352	$357
Fiberboard (1)	$/MSF	$588	$607	$629	$608	$601	$593	$596	$599	$597

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,274	1,122	1,209	3,605	942	1,217	1,250	993	4,402
Pulpwood	1,000 Tons	1,526	1,448	1,674	4,648	1,487	1,849	2,014	1,649	6,999

Total Harvest		2,800	2,570	2,883	8,253	2,429	3,066	3,264	2,642	11,401
Northern Resources
Sawlog	1,000 Tons	627	484	537	1,648	525	371	632	609	2,137
Pulpwood	1,000 Tons	527	348	517	1,392	613	397	691	567	2,268

Total Harvest		1,154	832	1,054	3,040	1,138	768	1,323	1,176	4,405
Lumber	MBF	28,791	30,813	29,305	88,909	35,123	60,371	40,590	28,428	164,512
Plywood	MSF	45,104	47,002	44,223	136,329	35,439	40,729	41,479	37,271	154,918
Fiberboard	MSF	35,347	50,010	39,394	124,751	34,044	32,802	34,282	30,964	132,092

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2010				2009
	1st Qtr (1)	2nd Qtr	3rd Qtr	YTD	1st Qtr (2)	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	29,640	1,950	10,270	41,860	1,665	9,840	5,545	2,570	19,620
Large Non-strategic	24,310	—	—	24,310	—	59,160	—	—	59,160
Conservation	35,120	215	2,870	38,205	113,355	3,895	43,695	4,910	165,855
HBU/Recreation	9,080	18,175	9,870	37,125	2,180	10,955	10,440	26,700	50,275
Development Properties	730	60	—	790	1,485	25	515	35	2,060
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	98,880	20,400	23,010	142,290	118,685	83,875	60,195	34,215	296,970

Price per Acre
Small Non-strategic	$885	$1,120	$1,025	$930	$1,330	$900	$970	$855	$950
Large Non-strategic	$1,320	—	—	$1,320	—	$650	—	—	$650
Conservation	$545	$1,450	$1,865	$650	$2,225	$1,705	$350	$1,280	$1,690
HBU/Recreation	$2,125	$2,210	$2,335	$2,225	$3,420	$2,200	$2,115	$2,200	$2,235
Development Properties	$3,050	$5,985	—	$3,270	$4,075	$13,650	$9,190	$7,485	$5,520
Conservation Easements	—	—	—	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$26	$2	$11	$39	$2	$9	$5	$2	$19
Large Non-strategic	$32	—	—	$32	—	$38	—	—	$38
Conservation	$19	—	$5	$25	$252	$7	$15	$6	$280
HBU/Recreation	$19	$40	$23	$82	$7	$24	$22	$59	$112
Development Properties	$2	—	—	$3	$6	—	$5	—	$12
Conservation Easements	—	—	—	—	—	—	—	—	—

	$99	$43	$39	$181	$268	$78	$48	$67	$461

Revenue from Non-Cash Exchange (3)	—	—	—	—	—	—	$25	—	$25

Basis of Real Estate Sold (4)	$32	$11	$14	$57	$89	$29	$21	$16	$155

(1)	During the first quarter of 2010 the company sold 24,000 acres of Large Non-strategic lands located in Louisiana for $32 million. In addition, the company sold two larger Conservation properties totaling 35,000 acres in Wisconsin and Arkansas and an aggregation of 23,000 acres of Small Non-strategic timberlands located primarily in the Lake States region.

(2)	During the 1st quarter of 2009 we sold 112,000 acres in Montana to a conservation buyer for $250 million. The sale is presented as a Conservation sale. The transaction included 56,000 acres of Conservation property, 10,000 acres of Small Non-strategic property, 45,000 acres of HBU/Recreation property, and 1,000 acres of Development property.

(3)	During the 3rd quarter of 2009 we completed a non-cash exchange with the State of Washington. We relinquished 20,600 acres, in King County, in exchange for 37 parcels containing more than 6,000 acres in nine counties.

(4)	Includes $7 million in the first quarter of 2010 for a 24,000 acre Large Non-strategic sale in Louisiana, $16 million in the second quarter of 2009 for a 59,000 acre Large Non-strategic sale in Wisconsin and $85 million in the first quarter of 2009 for a 112,000 acre Conservation sale in Montana.

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

September 30, 2010

(UNAUDITED)

	Borrowings (1)
	Principal	Weighted Avg. Interest Rate

Quarterly Maturities through 2011:
4th Qtr 2010	$3	8.050%
1st Qtr 2011	$49	7.830%
4th Qtr 2011	$259	7.713	% (2)
Annual Maturities through 2014:
2012	$603	—	(3)
2013	$250	6.663	% (4)
2014	$3	8.050%

(1)	Does not include repayments on the company’s $750 million revolving line of credit due in 2011.

(2)	Principal amount composed of senior notes with principal amounts of $40 million, $3 million and $216 million and interest rates of 7.970%, 8.050% and 7.660% , respectively.

(3)	Includes $600 million of maturities for the company’s two term credit agreements and senior notes with principal of $3 million and an interest rate of 8.050%. The interest rate on the $350 million term credit agreement is currently based on LIBOR plus 0.45%. The interest rate on the $250 million term credit agreement is currently based on LIBOR plus 1.00%.

(4)	Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.